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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  March 1, 2005



                                 PERRIGO COMPANY
             (Exact name of registrant as specified in its charter)


   MICHIGAN                           0-19725                    38-2799573
---------------                     ------------            -------------------
(State of other                     (Commission                (IRS Employer
Jurisdiction of                     File Number)            Identification No.)
 Incorporation)

515 Eastern Avenue, Allegan, Michigan                   49010
------------------------------------------           -----------
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:   (269) 673-8451
                                                      --------------



                                 Not Applicable
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.03.        AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
                  FISCAL YEAR

The Board of Directors approved an amendment and restatement of the Restated Bylaws of Perrigo Company effective March 1, 2005. Section 2 of Article III was amended to provide that notice of a special Board meeting may be given by electronic mail. Section 1 of Article IV was amended to provide that the Board shall annually elect a President, a Secretary and a Treasurer.

The Restated Bylaws of Perrigo Company, as amended through March 1, 2005, are attached as Exhibit 3.1.


ITEM 8.01.        OTHER EVENTS

On March 2, 2005, Agis Industries (1983) Ltd. issued a press release regarding the distribution of a dividend to its shareholders. Although Perrigo previously thought that the dividend payment date would be on or prior to the closing date of its merger with Agis, the press release specifies a dividend payment date of March 31, 2005, which Perrigo anticipates will be subsequent to the closing of this merger. The press release is attached as Exhibit 99.1.


ADDITIONAL INFORMATION AND WHERE YOU CAN FIND IT

Perrigo has filed with the SEC a Registration Statement on Form S-4, which includes a proxy statement/prospectus of Perrigo and other relevant materials in connection with the proposed transaction. The proxy statement/prospectus was mailed to the stockholders of Perrigo. Investors and security holders of Perrigo are urged to read the proxy statement/prospectus and the other relevant materials because they contain important information about Agis, Perrigo and the proposed transaction. The proxy statement/prospectus and other relevant materials, and any other documents filed by Perrigo with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. Investors and security holders may obtain free copies of the documents filed with the SEC by Perrigo at www.perrigo.com. Investors and security holders are urged to read the proxy statement/prospectus and the other relevant materials before making any voting or investment decision with respect to the proposed transaction.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         3.1. Restated Bylaws of Perrigo Company, as amended through March 1, 2005.

         99.1. Press release issued by Agis Industries (1983) Ltd. on March 2, 2005.




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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PERRIGO COMPANY
                                   (Registrant)



                                   By:      /s/  Todd W. Kingma
                                        ----------------------------------------
Dated: March 3, 2005                        Todd W. Kingma
                                            Senior Vice President, Secretary and
                                            General Counsel



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                                  Exhibit Index


     3.1.  Restated Bylaws of Perrigo Company, as amended through March 1, 2005.

     99.1. Press release issued by Agis Industries (1983) Ltd. on March 2, 2005.